UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 14, 2004

Knight-Ridder, Inc.
(Exact name of registrant as specified in its charter)

Florida	1-7553	38-0723657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 W. San Fernando Street, Suite 1500, San Jose, California	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 938-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 14, 2004, Knight-Ridder, Inc. issued a press release announcing the Company’s earnings for the quarter ended September 26, 2004. The Company also issued a press release on October 14, 2004 announcing the Company’s statistical report for the month ended September 26, 2004. Copies of these press releases are furnished as exhibits to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit 99.1	Knight-Ridder, Inc. Earnings Press Release dated October 14, 2004

Exhibit 99.2	Knight-Ridder, Inc. September Statistical Report Press Release dated October 14, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT-RIDDER, INC.

By:	/s/ Carlos Abaunza
Carlos Abaunza
Vice President and Controller

Dated: October 14, 2004

EXHIBIT INDEX

Exhibit Number	Name
99.1	Knight-Ridder, Inc. Earnings Press Release dated October 14, 2004

99.2	Knight-Ridder, Inc. September Statistical Report Press Release dated October 14, 2004